UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 15, 2009
Kennametal Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-5318	25-0900168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

World Headquarters 1600 Technology Way P.O. Box 231 Latrobe, Pennsylvania		15650-0231
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (724) 539-5000
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 2.02 Results of Operations and Financial Condition
Item 2.05 Costs Associated with Exit or Disposal Activities
Item 2.06 Material Impairments
Item 9.01 Financial Statements and Exhibits
Item 2.02 Results of Operations and Financial Condition
On April 15, 2009, Kennametal Inc. (Kennametal or the Company) announced revised earnings guidance for its fiscal 2009 third quarter ended March 31, 2009. Kennametal’s organic sales declined by 32 percent from the same quarter one year ago. As a result of lower than expected sales volumes driven primarily by the continuing global economic downturn, earnings per diluted share (EPS) for the third quarter are expected to be approximately $0.01, excluding charges related to restructuring and impairment. This expected EPS reflects an operating loss before charges of approximately $6 million and an income tax benefit. The charges related to restructuring are expected to be approximately $0.51 per share and the charges related to impairment are expected to range from $1.25 to $1.50 per share. Reported results for the quarter are expected to reflect a loss per diluted share in the range of $1.75 to $2.00.
EPS, excluding charges relating to restructuring and impairment, is a non-generally accepted accounting principles (GAAP) financial measure. The most comparable GAAP measure is EPS. Management adjusts for these charges in measuring and compensating internal performance and to more easily compare the Company’s financial performance period-to-period. Management believes that the presentation of this non-GAAP financial measure provides useful information about the results of operations of the Company for the period. In addition, management believes that investors should have available the same information that management uses to assess operating performance and determine compensation. This non-GAAP measure should not be considered in isolation as a substitute for the most comparable GAAP measure. A reconciliation follows:
THREE MONTHS ENDED MARCH 31, 2009 (UNAUDITED)

		Diluted (Loss)
(in millions, except per share amounts)	Operating Loss	Earnings per Share

Expected Reported Results	$(140) — $(160)	$(1.75) — $(2.00)
Expected restructuring and related charges	34	0.51
Expected asset impairment charges	100 — 120	1.25 — 1.50

Expected Adjusted Results	($6)	$0.01

A copy of the Company’s announcement is furnished under Exhibit 99.1 attached hereto. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 2.05 Costs Associated with Exit or Disposal Activities
On April 15, 2009, Kennametal also announced its intention to undertake additional restructuring actions, which are expected to generate annual pre-tax savings of approximately $25 million and will be completed over the next six to nine months. The Company anticipates recording pre-tax cash charges related to these actions of approximately $25 million. These new plans, together with restructuring programs previously announced over the past few quarters, are expected to produce annual ongoing pre-tax savings of $125 million once all are fully implemented. The combined total pre-tax charges related thereto are expected to be approximately $115 million, including approximately $61 million recorded through the March 2009 quarter.
Item 2.06 Material Impairments
In connection with the preparation of its financial statements for fiscal third quarter 2009, the Company has determined that it will be required to record impairment charges related to the carrying value of the goodwill and indefinite-lived intangible assets, associated with its surface finishing machines and services business and its industrial business, within its Advanced Materials Solutions Group. The decision to commence impairment testing resulted from a combination of factors, including the dramatic decline in the U.S. and global economies and, particularly, the continuing weakness in the automotive and industrial sectors and other markets served by these businesses. These and other factors have contributed to a reduction in forecasted profits and cash flows from those originally projected in the business plans of these operations. Upon completion of impairment testing, the Company’s third quarter financial results are expected to include a non-cash pre-tax goodwill impairment charge ranging from $100 to $120 million, or $1.25 to $1.50 per share. This impairment charge will be reflected in the

Company’s condensed consolidated financial statements for the fiscal 2009 third quarter ended March 31, 2009. The impairment charge is not expected to result in future cash expenditures.
This Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding anticipated financial results for the Company’s fiscal third quarter, the Company’s intention to undertake additional restructuring actions and the expected charges and benefits related to them, the likelihood and the range of an impairment charge or charges to be recognized in the third quarter, the timing for completion of impairment testing, and expectations regarding future cash expenditures. These statements are based on current expectations that involve inherent risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. Factors that could cause actual results to differ materially from those we expect include; the risk that impairment testing results in significantly greater charges than expected; continued worsening of global and regional economic conditions; availability and cost of the raw materials we use to manufacture our products; our ability to protect our intellectual property in foreign jurisdictions; our foreign operations and international markets, such as currency exchange rates, different regulatory environments, trade barriers, exchange controls, and social and political instability; energy costs; commodity prices; competition; integrating recent acquisitions, as well as any future acquisitions, and achieving the related expected savings and synergies; business divestitures; demands on management resources; our ability to implement restructuring actions and realize the related savings; environmental remediation matters; demand for and market acceptance of new and existing products; future terrorist attacks or acts of war; and labor relations. These and other risks are more fully described in Kennametal’s latest annual report on Form 10-K and its other periodic filings with the Securities and Exchange Commission. We undertake no obligation to release publicly any revisions to forward-looking statements as a result of future events or developments.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1      Kennametal Inc. April 15, 2009 press release

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Date: April 15, 2009	By:	/s/ Wayne D. Moser

Wayne D. Moser
Vice President Finance and Corporate Controller